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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June  30, 2003

IMH ASSETS CORP. (as depositor under a Series 2003-7 Indenture dated as of June 30, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2003-7)

                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                 333-103591                 33-0705301
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)           Identification No.)

1401 Dove Street                                                   92660
Newport Beach, California                                        (Zip Code)
(Address of Principal
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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Item 2.  Acquisition or Disposition of Assets.

            For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

             Exhibit No.             Description

             3.1 Amended and Restated Trust Agreement, dated as of June 30, 2003, among IMH Assets Corp., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent, Collateralized Asset-Backed Bonds, Series 2003-7.

             Exhibit No.             Description

             4.1 Indenture dated as of June 30, 2003, between Impac CMB Trust Series 2003-7 as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-7.

             Exhibit No.             Description

             99.1 Servicing Agreement, dated as of June 30, 2003, between Impac Funding Corporation, as Master Servicer, Impac CMB Trust Series 2003-7, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2003-7.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     IMH ASSETS CORP.


                                     By:      /s/ Richard J. Johnson
                                        ---------------------------------------
                                     Name:    Richard J. Johnson
                                     Title:   Chief Financial Officer

Dated: July 15, 2003

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                                  EXHIBIT INDEX

                  Item 601(a) of               Sequentially
Exhibit           Regulation                   Numbered
Number            S-K Exhibit No.              Description                     Page
------            ---------------              -----------                     ----
3.1               Amended and Restated Trust Agreement, dated as of June 30,
                  2003, among IMH Assets Corp., as Depositor, Wilmington Trust
                  Company, as Owner Trustee and Deutsche Bank National Trust
                  Company, as Certificate Registrar and Certificate Paying
                  Agent, Collateralized Asset-Backed Bonds, Series 2003-7.

4.1               Indenture dated as of June 30, 2003, between Impac CMB Trust
                  Series 2003-7, as 4.1 Issuer and Deutsche Bank National Trust
                  Company, as Indenture Trustee, Collateralized Asset-Backed
                  Bonds, Series 2003-7.

99.1              Servicing Agreement, dated as of June 30, 2003, between Impac
                  Funding Corporation, as Master Servicer, Impac CMB Trust
                  Series 2003-7, as Issuer and Deutsche Bank National Trust
                  Company, as Indenture Trustee, Collateralized Asset-Backed
                  Bonds, Series 2003-7.